Deutsche Bank Securities High Yield Conference – October 7, 2004

National Beef Packing Co., LLC

Deutsche Bank Securities High Yield Conference – October 7, 2004

Today’s presentation contains forward-looking statements. Actual results could differ materially from those contemplated by these forward-looking statements as a result of many factors, including results that are preliminary for fiscal 2004 and are subject to the completion of the Company’s audit, economic conditions generally and in our principal markets, the availability and prices of live cattle and commodities, food safety, livestock disease, competitive practices and consolidation in the cattle production and processing industries, actions of domestic or foreign governments, hedging risk, changes in interest rates and foreign currency exchange rates, consumer demand and preferences, the cost of compliance with environmental and health laws, loss of key customers, loss of key employees, labor relations and consolidation among our customers. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking information contained in this presentation will in fact transpire. We do not undertake any obligation to update or revise any forward-looking statements. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. You may also refer to additional factors that are set forth in our S-4 Registration Statement on file with the Securities and Exchange Commission and our most recent 10Q.

Deutsche Bank Securities High Yield Conference – October 7, 2004

Company Profile

Annual Sales…$4.1 Billion

Employees…6,500

Business Operations…

Beef Slaughter & Processing

Case Ready

Livestock & Refrigerated Carrier

Portion Steak Facility

Deutsche Bank Securities High Yield Conference – October 7, 2004

Liberal, KS

FY 2004 Volume—1,754,000 head Capacity—6,000 head per day

Deutsche Bank Securities High Yield Conference – October 7, 2004

Dodge City, KS

FY 2004 Volume—1,342,000 head Capacity—5,200 head per day

Deutsche Bank Securities High Yield Conference – October 7, 2004

Hummels Wharf, PA

FY 2004 Volume - 30 million pounds

Deutsche Bank Securities High Yield Conference – October 7, 2004

Moultrie, GA

FY 2004 Volume—55 million pounds

Deutsche Bank Securities High Yield Conference – October 7, 2004

Competitive Benchmarking

Operating Profit % of Sales

3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% -0.5%

NBP

1997 1998 1999 2000 2001 2002 2003 2004

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

FY04 Actual

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Industry Capacity Utilization

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Capacity Utilization

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Capacity Utilization

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Capacity Utilization

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Capacity Utilization

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

100% 95% 90% 85% 80% 75% 70%

Capacity Utilization

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Capacity Utilization

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Capacity Utilization

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Capacity Utilization

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Capacity Utilization

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Deutsche Bank Securities High Yield Conference – October 7, 2004

Gross Margin Seasonality

3 Yr Avg

FY04 Actual

Dollars/ Hd.

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Capacity Utilization

100% 95% 90% 85% 80% 75% 70%

Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug

Deutsche Bank Securities High Yield Conference – October 7, 2004

Head Slaughtered

Head (Millions)

3.20 3.10 3.00 2.90 2.80 2.70 2.60

2000 2001 2002 2003 2004

2.7

2.8

3.0

3.1

3.1

Deutsche Bank Securities High Yield Conference – October 7, 2004

FY 2004

This Year Last Year Variance

NBP 59,544 59,936 - .7%

All Others 449,597 495,668 - 9.3%

Average Head Per Week

Head

60,000 57,500 55,000 52,500 50,000

2000 2001 2002 2003 2004

Deutsche Bank Securities High Yield Conference – October 7, 2004

FY 2004

This Year Last Year Variance

11.7% 11.0% + .7%

Market Share

Head

12% 11% 10% 9%

2000 2001 2002 2003 2004

Deutsche Bank Securities High Yield Conference – October 7, 2004

Unit Operating Costs

S O N D J F M A M J J A

Liberal

Dodge

Deutsche Bank Securities High Yield Conference – October 7, 2004

Chilled Beef Sales Margin

18 16 14 12 10 8 6 4 2 0 -2

9/7/02 1/4/03 5/3/03 8/30/03 12/27/03 4/24/04 8/21/04

Deutsche Bank Securities High Yield Conference – October 7, 2004

Deutsche Bank Securities High Yield Conference – October 7, 2004

FY 2004

Head

Value-Added 42%

Commodity 58%

Profit

Commodity 12%

Value-Added 88%

Deutsche Bank Securities High Yield Conference – October 7, 2004

National Carriers

1,000 unit refrigerated fleet

Livestock haul

The “Elite” Fleet

Deutsche Bank Securities High Yield Conference – October 7, 2004

Liquidity Analysis

$140 million revolving line (fully margined)

Utilization at 8/28/04:

Roughly $42 million borrowings

$43 million in issued LC’s

$55 million in revolving availability

Profitable 4th quarter under adverse industry conditions

Deutsche Bank Securities High Yield Conference – October 7, 2004

FY05 Projected Capital Spending

Maintenance capital 9,952

Regulatory capital 6,650

Project capital 13,398

Total 30,000

Deutsche Bank Securities High Yield Conference – October 7, 2004

Deutsche Bank Securities High Yield Conference – October 7, 2004

Deutsche Bank Securities High Yield Conference – October 7, 2004

Industry Issues

Cattle Supplies

Government/Industry Briefing

Japan

Canada

Animal ID/Traceback

Country of Origin Labeling